MRI INTERVENTIONS

Ticker: MRIC

Investor Presentation

April 2014


CLEARPOINT
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Forward-Looking Statements

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would," or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions' actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions' forward-looking statements. Particular uncertainties and risks include, among others: demand and market acceptance of our products; our ability to successfully expand, and achieve full productivity from, our sales and clinical support capabilities; availability of reimbursement from third party payors for procedures utilizing our products; the sufficiency of our cash resources to maintain planned commercialization efforts and research and development programs; our ability to successfully complete the development of, and to obtain regulatory clearance or approval for, our ClearTrace system; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; our ability to protect and enforce our intellectual property rights; our dependence on collaboration partners; the impact of competitive products and pricing; and the impact of the commercial and credit environment on us and our customers and suppliers. More detailed information on these and additional factors that could affect MRI Interventions' actual results are described in our filings with the Securities and Exchange Commission, including, without limitation, the annual report on Form 10-K filed on March 28, 2014. Except as required by law, MRI Interventions undertakes no obligation to publicly update or revise any forward-looking statements contained in this press release to reflect any change in MRI Interventions' expectations or any change in events, conditions or circumstances on which any such statements are based.

MRI Interventions (MRIC)

Next gen platform enabling real-time, MRI-guided, minimally invasive brain surgery



CLEARPOINT
neuro intervention system



Establishing the Gateway for the Delivery of Neurological Therapies

MRI Interventions

Company Highlights

- ClearPoint Delivery Platform uniquely positions MRIC in the growing neuro market
- First-to-Market in US and EU; Plus strong IP portfolio to protect our position
- Significant commercial traction, FDA-cleared, CE-marked, 31 Clearpoint Systems installed
- Attractive razor/razorblade business model with strong margins
- Medtech company, plus significant biotech-like upside via drug delivery business
- ClearTrace cardiac platform in development with Siemens

Neurological Disease - The Last Frontier in Medicine

The Complex Human Brain



Neurological Disease and Disorder


In Millions
1.50
2.30
0.20
3.30
6.00
0.25
5.40
0.80
2.50
Parkinson's Disease
Epilepsy
Brain Tumor
OCD
Major Depression
Dystonia
Alzheimer's
Stroke
Traumatic Brain Injury

Challenges for Treatment

- 100 billion nerve cells
- 7,000 connections w/ each cell
- High metabolic demands
- Precision is paramount for delivering therapies

Patient Population (U.S. Only)

- 22+ Million Patients
- Growing as population ages
- Major unmet medical need

Minimally Invasive, Visualized Procedures

Revolutionized Multiple Medical Specialities, Benefitted Millions of Patients



Cardiovascular Surgery
Revolutionized by fluoroscopy in the late 1970's

Today:
1.5 million procedures/yr





Orthopedic Surgery
Revolutionized by arthroscopy in the 1980's

Today:
1.2 million procedures/yr





Abdominal Surgery
Revolutionized by laparoscopy in the late 1980's

Today:
4.0 million procedures/yr



Minimally Invasive Neurosurgery with ClearPoint®

Without ClearPoint, minimally invasive neuro procedures are performed "blind"

Conventional Stereotactic Procedure



No visualization

ClearPoint Neuro Procedure


dialing in the correct alignment using real-time MRI
Left Bottom Cannula
Left STN

"The move to real-time, MRI-guidance
for minimally invasive neurosurgical procedures is inevitable..."
Dr. Stephan Chabardes - Universite Joseph Fourier

ClearPoint Procedure Overview







Target Selection & Entry Planning


ENTRY PLANNING
MRI
INTERVENTIONS

ClearPoint Procedure Overview

Trajectory Alignment & Device Insertion

SmartFrame® Trajectory Guide



SmartFrame® Hand Controller




MRI
INTERVENTIONS

ClearPoint Procedure Overview

Delivery of Neurological Therapy

Drug Delivery



Asleep DBS


Left Bottom Cannula
Left STN

Laser Ablation



[1] The SmartFlow® cannula is presently FDA-cleared for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents using the SmartFlow cannula is investigational.

[2] MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure.

Support from Clinicians, Industry, and Academia

Leading Neurosurgeon Clinician Advisors



Dr. Philip Starr
ASSFN Past President



Dr. Paul Larson
UCSF & VA



Dr. Ali Rezai
CNS Past President



Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF



Dr. Russ Lonser
OSU - NIH

Implemented Across All Major Scanner Platforms

SIEMENS | PHILIPS | GE Healthcare | IMRIS | BrainSUITE

Strong Peer-Reviewed Journal Support


OPERATIVE
NEUROSURGERY

The ClearPoint Difference

Without ClearPoint	With ClearPoint
No direct visualization, Performed in an operating room	Direct, high resolution visualization, Performed in an MRI Suite
Patient often must be awake for their own brain surgery	Patient under general anesthesia
Long procedures – Can be up to 8 hours	Short procedures – Can be 3 hours or less
Complex procedure, requires extensive training	Simple procedure, brief training
Poor economics for hospital and physician	Attractive economics for hospital and physician

ClearPoint is a win-win-win

Patients | Surgeons | Hospitals

ClearPoint Market Opportunity

US Patient Populations

Neuro Disorder	Patient Population	Treatment Resistant Patient Population
Parkinson's Disease	1,500,000	150,000
Epilepsy	2,300,000	250,000
Brain Tumor	200,000	30,000
OCD	3,300,000	100,000
Major Depression	6,000,000	1,200,000
Dystonia	250,000	25,000
Alzheimer's	5,400,000	500,000
Huntington's	30,000	30,000

Therapeutic Approaches

Deep Brain Stimulation | Direct Drug Delivery | Focal Ablation

CLEARPOINT
neuro intervention system

ClearPoint "Gateway" Supports All of These Current and Emerging Therapeutic Approaches

2.2 million US - 4+ million WW and growing…

ClearPoint Market Opportunity

US Patient Populations | **Therapeutic Approaches**

Total ClearPoint US Market Opportunity > $16 billion

- Parkinson's DBS sub-segment - $1.1 billion (US)
- Epilepsy Focal Ablation sub-segment - $1.8 billion (US)

ClearPoint Worldwide Market Opportunity is > $30 billion

ClearPoint Revenue Model

BUSINESS MODEL – RAZOR / RAZORBLADE

- ClearPoint Hardware/Software: $130,000 ASP (paid upfront or over time)
- ClearPoint Disposables: $7,300 ASP per procedure with strong margins
- Generate recurring revenue from the sale of disposables
- Procedures covered by existing reimbursement codes
- Platform system for minimally invasive neurosurgery





ClearPoint in the Hospital

Helping Patients / Adding Value

ClearPoint Technology







Hospital Marketing

TV


HEALTH ALERT

Web


On the Cutting Edge

Print


Stimulating the Brain
Neurosurgeons at UPMC offer new Deep Brain Stimulation treatment for movement disorders.

Practice Building



Referring Physician Materials

Working with Advocacy Groups


AMERICAN PARKINSON DISEASE ASSOCIATION
Deep Brain Stimulation



Patient Awareness

ClearPoint Case Studies

Importance of the Platform

UPMC
University of Pittsburgh Medical Center


dialing-in the correct alignment using real-time MRI

UC San Diego
Medical Center



UCSF
University of California San Francisco



Patient Impact

Martin and Celeste – Parkinson’s disease patients
DBS electrode placement with ClearPoint

Growing a Strong Base of Clinical Support

NEUROSURGEON PERSPECTIVE ON CLEARPOINT

The ClearPoint System "represents a major step forward in our ability to treat complex neurological diseases."

Dr. Karl Sillay, Neurosurgeon, University of Wisconsin

"ClearPoint allows me to surgically treat patients I would not be able to treat using other platform systems."

Dr. Hooman Azmi, Neurosurgeon, Hackensack Univ. Med. Center

"This approach effectively expands the spectrum of drugs that we can use to treat brain cancers by a hundred fold."

Dr. Clark Chen, Neurosurgeon, Univ of California San Diego


Dr. Paul Larson
Neurosurgeon
UC San Francisco

Dr. Paul Larson, Neurosurgeon, UCSF
Comments on ClearPoint

Drs. Sillay, Azmi, Chen and Larson have no equity interest in the Company and they are not consultants to the Company

Growing the ClearPoint Footprint

31 ClearPoint Sites (29 US, 2 Europe)


Portland
Norton Shores
Henry Ford Health System
Brigham & Women's Hospital
UPMC Medical Center
University of Colorado Medical Center
Spectrum Health
UCSF Medical Center
Memorial Sloan-Kettering Cancer Center
University of Wisconsin Hospitals and Clinics
University of Utah Healthcare
Cleveland
New Haven
Los Angeles
Columbus
Hackensack Medical Center
Cincinnati Children's Hospital Medical Center
Charlottesville
Baltimore
Cook Children's Hospital
National Institutes of Health
City of Hope
MD Anderson Cancer Center
Willis-Knighton Medical Center
Mayo Clinic Jacksonville
UCSD Medical Center
Emory University Hospital
San Francisco VA Medical Center
The Methodist Hospital
Installations In Europe:
Warsaw and Grenoble

As of Dec 31, 2013

ClearPoint Growth Strategy


Increase Sites
Increase Utilization
CLEARPOINT
Grow Sales & Support Team
Broaden Clinical Uses
Drug Delivery Trials

MRIC's Unique Opportunity in Drug Delivery

Major Challenges in Delivering Drugs to the Brain

- Blood brain barrier (BBB) blocks systemic delivery (pills, shots, IV) of almost all drugs – 98% of small molecules
- Direct injection without ClearPoint is blind, so target is frequently missed
  - Neopharm Trial - *51% of 572 catheters failed to meet all positioning criteria*

Major Benefits of Drug Delivery with ClearPoint



- Neurosurgeon sees that target is reached
- Eliminates the Blood Brain Barrier issue
- Reduces/eliminates unwanted systemic side effects
- More selective to neurological target
- Reduces dosage levels (as little as 1/300th of systemic volume)

Business Model – MRIC Partners with Drug Companies and Researchers

- MRIC provides ClearPoint; Drug company provides drug candidate
- Drug company pays for trial
- If drug is approved, MRIC gets device revenues (~$7000/case); Drug co gets drug revenues

Provides MRIC with "biotech-like upside" without "all or nothing downside"

MRIC's Unique Opportunity in Drug Delivery

Involvement in Investigational Drug Trials

SANOFI

AAV2-hAADC for Parkinson's disease - Phase 1 study at UCSF

- Sanofi - Genzyme
- The Michael J. Fox Foundation is supporting the trial

uniQure

AAV2-GDNF for Parkinson's disease - Phase 1 study at the NIH

- uniQure, B.V.

Tocagen Touching Your Life

Toca 511 for Brain Tumor - Phase 1, multicenter study

- Tocagen Inc.

NATIONAL INSTITUTES OF HEALTH

IL13 for Brain Tumor – Phase 1 study at NIH

- Sponsored by NIH

Radio Immunotherapy for Brain Tumor – Phase 1 Study at MSK

- Sponsored by the Memorial Sloan-Kettering Cancer Center

GBM brain tumor drug delivered with ClearPoint would create an annual WW revenue opportunity for MRIC of over $140 million (with regulatory approval for the drug)

ClearPoint Commercialization

ClearPoint Sites / Sales, Marketing and Clinical Support Team



Sites
Sales, Marketing and Clinical Headcount
30
25
20
15
10
5
0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13

Financial Highlights

Revenue by Quarter


Product and Related Revenues
(Amounts in 000's)
$1,000
$800
$600
$400
$200
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2012
2013

Financial Highlights

- Total product related revenues increased 226% Q4 2013 vs. Q4 2012
- Total product related revenues increased 156% in 2013 vs. 2012
- Disposable product revenues grew by 83% in Q4 2013 vs. Q4 2012
- Sold first service agreements in Q3 and Q4 of 2013

	Quarters Ended December 31,		Years Ended December 31,	
(amounts in 000's)	2013	2012	2013	2012
Revenues:				
Product Revenues	$ 1,107,121	$ 339,207	$ 2,914,774	$ 1,170,679
Other Service Revenues	53,659	-	82,037	-
Product Related Revenues	1,160,780	339,207	2,996,811	1,170,679
Development Service Revenues	15,650	127,067	283,764	541,182
Related party license revenues	-	1,396,374	650,000	3,346,374
Total revenues	$ 1,176,430	$ 1,862,648	$ 3,930,575	$ 5,058,235

License fee revenues relate to amounts we received previously under our agreements with Boston Scientific. The revenue recognition period for those fees ended in March 2013.

ClearTrace® Cardiac Platform in Development

CLEARTRACE
cardiac intervention system

ClearTrace Cardiac Intervention System for minimally invasive surgical procedures in the heart.

Objective: Success rates of the Cox Maze open heart procedure but with a minimally-invasive catheter-based approach



MRI INTERVENTIONS + SIEMENS

- 6.7 million Afib patients US / EU
  $33 billion aggregate mrkt opp.
- Pursuing market with Siemens, mutually exclusive partnership
- Expected European product launch Q4 2015

CAUTION: Investigational device. Limited by federal law to investigational use.

Strategic Position of the MRI Interventions Platforms

Proprietary Positioning in Multiple Major Markets

CLEARPOINT neuro intervention system

- ***DBS***
- ***Laser Ablation***
- ***Neuro Drug/Biologic Therapies***
- ***Other Probe-based Therapy Delivery***

$30+ Billion WW Market Opportunity
- including -
Parkinson's disease
Brain Tumor
Epilepsy
Dystonia

Leveraging Our Expertise to Launch Catheter-based Platform

CLEARTRACE cardiac intervention system

- ***Cardiac EP***
- ***Ablation (non-cardiac)***
- ***Cardiac Drug/ Biologic Therapies***
- ***Other Catheter-based Therapy Delivery***

$33 Billion US and EU Market Opportunity
- including -
Atrial Fibrillation
Cardiac Arrhythmias
Heart Failure
Hypertension
Oncology

CAUTION: ClearTrace is an investigational device. Limited by federal law to investigational use.

Strong Intellectual Property

MRI Interventions Patent Portfolio

45+ U.S. Patents	45+ OUS Patents	45+ U.S. Patent Applications	50+ OUS Patent Applications



Issued patents cover, among other things: MRI-guided surgical systems that include software and devices; the SmartFrame® trajectory guide; other ClearPoint® disposable components; active intracranial probes; MRI-compatible catheters; MRI-safety technology

Key ClearPoint-related patents do not begin to expire until 2027

#'s as of Feb. 28, 2014

MRI Interventions

Company Highlights

- ClearPoint Delivery Platform uniquely positions MRIC in the growing neuro market
- First-to-Market in US and EU; Plus strong IP portfolio to protect our position
- Significant commercial traction, FDA-cleared, CE-marked, 31 Clearpoint Systems installed
- Attractive razor/razorblade business model with strong margins
- Medtech company, plus significant biotech-like upside via drug delivery business
- ClearTrace cardiac platform in development with Siemens

MRI INTERVENTIONS


CLEARPOINT
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Ticker: MRIC
MRI Interventions, Inc.

Irvine, CA
Memphis TN

(901) 522-9300

info@mriinterventions.com

Descriptions of the Videos Included in this Presentation

This presentation includes six embedded videos. The following table (which is continued on the next two slides) provides the location of each video in the presentation and a description of each video:

Slide No.	Description
8 (right side)	This video depicts the target selection and entry planning portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to select a target site , trajectory to target and entry point on the SmartGrid® matrix. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
9 (right side)	This video depicts the trajectory alignment and device insertion portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to align the SmartFrame® trajectory guide along a planned trajectory and then depicts the insertion of a device into the target neuro anatomy. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
10	The video on the far left depicts a series of MRI images that show the infusion of fluid into the brain. The video on the far right depicts a series of MRI images that show changes in brain tissue temperature, color-coded to correspond with the temperatures shown in the legend contained within the image window.

Descriptions of the Videos Included in this Presentation (cont'd)

Slide No.	Description
18	In the first portion of the video, a patient discusses living with Parkinson's disease, both before and after his DBS procedure, which was assisted by the ClearPoint system. The following is a transcript of his remarks in the video: "There would be days that I could not get out of the house because I could not walk. I would wake up in the morning and I would have to crawl around the floor for maybe a half an hour until I got my meds going. You know, children are pretty resilient, but when they see their dad crawling around on the floor at 7 o'clock in the morning because he can't walk, it really touched them." "Well I always knew there was an operation that could be done. The Clearpoint system made a big difference in my decision to go ahead. My life is changing and my kids' life, with me, is changing as well. It's truly beyond my expectations. You know, you're biking more together. You're playing tennis more together. I'll be at my sons' weddings. I'll be able to dance at those weddings. I would recommend that anyone who could do it definitely does do it. It is a life changing event." In the latter portion of the video, a patient discusses her Parkinson's disease prior to undergoing an DBS procedure. The following is a transcript of those remarks: "Falling at my house is a big concern, even out in the yard. I mean I'm 53 years old. I shouldn't have to worry about falling. Walking is tremendous. I freeze where I can't move. I mean you got the pain, you got the cramping, you got the fatigue. After I lost my job in November the doctor said it was time to really seriously look into deep brain stimulation. And if I want to get my life back I have to do something." The patient and her spouse also speak about her disease following the surgical procedure, which was assisted by the ClearPoint system. Spouse: "The surgery has given me back the woman that I married 34 years ago." Patient: "It's a blessing. I don't have that rigidity anymore. I am productive again. I am happy again. I am able to enjoy and do things I like to do again. I like to get out in my yard. I like to visit with my friends. I feel like there is nothing I can't do. It has given me my life back and I would do it again tomorrow." Spouse: "Slow up Celeste." [as he tries to catch up to her on a walk] These patient stories are available on MRI Interventions' website at http://www.mriinterventions.com/clearpoint/patient-stories.

Descriptions of the Videos Included in this Presentation (cont'd)

Slide No.	Description
19	In this video, Dr. Paul Larson, a neurosurgeon at UCSF Medical Center, speaks about his experience with the ClearPoint system. The following is a transcript of his remarks in the video: "It was tremendous. The system performed exactly to our expectations. The patient was asleep. The targeting in the software worked flawlessly. We were able to place electrodes with one penetration of the brain as opposed to two or three or four that we would have done in that patient with the traditional implantation." "It changes things pretty substantially. The scanner allows us to see where we're going, in real time. For surgeons, the procedure time gets cut down by a half or a third. And you have this immediate feedback. Is the electrode going to the right spot? From a patient standpoint there are tremendous advantages. You know, who would want to have an awake brain operation if you could be asleep for it?"

ClearPoint Neuro Intervention System

ClearPoint Draping in Preparation for a Case in a Diagnostic MRI Suite



ClearPoint Neuro Intervention System

Selected ClearPoint Disposable Components

